(LOGO) ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART


                                   PROSPECTUS

                            ARTISAN SMALL CAP FUND

                           ARTISAN INTERNATIONAL FUND
                             (INTERNATIONAL SHARES)

                              ARTISAN MID CAP FUND

                          ARTISAN SMALL CAP VALUE FUND


                                OCTOBER 30, 1998
                           SUPPLEMENTED APRIL 1, 1999

                                  ARTISAN FUNDS
                                   PROSPECTUS

                             ARTISAN SMALL CAP FUND

                           ARTISAN INTERNATIONAL FUND
                             (INTERNATIONAL SHARES)

                              ARTISAN MID CAP FUND
                          ARTISAN SMALL CAP VALUE FUND

                                OCTOBER 30, 1998
                           SUPPLEMENTED APRIL 1, 1999

Each Artisan investment is 100% no-load. You pay no sales charge to purchase or redeem your shares, and there is no annual 12b-1 fee.

                            ARTISAN FUNDS, INC.
                            P.O. Box 8412
                            Boston, MA  02266-8412

Be sure to read this prospectus before you invest. And please keep it on file for future reference.

It presents essential facts about the Artisan Funds, including investment strategies, management fees and services available to you as an investor.

If you have a question about any part of the prospectus, please call the number below. An Artisan Funds representative will be happy to help you.

                                 --------------
                                 1-800-344-1770
                                 --------------

The Securities and Exchange Commission has not approved any fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
To help make investing with Artisan Funds a pleasant experience for you, we've designed this document to serve as an easy reference tool. For your convenience, here are the topics you'll find in the following pages...

 Goal, Strategy & Philosophy ......................................    2
   Artisan Small Cap Fund .........................................    2
   Artisan International Fund .....................................    4
   Artisan Mid Cap Fund ...........................................    6
   Artisan Small Cap Value Fund ...................................    8
 Risks You Should Consider ........................................   10
 Year 2000 & Euro Information .....................................   12
 Total Return for Each Calendar Year ..............................   12
 Average Annual Total Returns .....................................   14
 Artisan Funds' Fees & Expenses ...................................   15
 How Do I Know if an Artisan Fund is Right for Me? ................   16
 Artisan Funds' Financial Highlights ..............................   17
 Organization, Management & Management Fees .......................   21
 Investing with Artisan Funds .....................................   23
 How to Buy Shares ................................................   24
   Automatic Investment Plan (AIP) ................................   25
 How to Sell Shares ...............................................   26
   Systematic Withdrawals .........................................   27
 What Type of Account Would You Like? .............................   28
 Shareholder and Account Policies .................................   30
   Statements and Reports .........................................   30
   Share Price ....................................................   30
   Purchases ......................................................   31
   Minimum Balances ...............................................   32
   Authorized Agents ..............................................   32
   Redemptions ....................................................   33
   Signature Guarantees ...........................................   34
   Account Registration ...........................................   35
   Telephone Transactions .........................................   35
   Telephone Exchange Plan ........................................   36
   Dividends, Capital Gains & Taxes ...............................   37
   Distribution Options ...........................................   37
   Taxes ..........................................................   38

ARTISAN SMALL CAP FUND<F1>

GOAL, STRATEGY & PHILOSOPHY
--------------------------------------------------------------------------------
GOAL
Artisan Small Cap Fund invests for maximum long-term capital growth. This goal may be changed without the approval of shareholders.
--------------------------------------------------------------------------------
STRATEGY & PHILOSOPHY
Under normal circumstances, the Fund invests at least 65% of its assets in the common stocks of small companies. The Fund considers a "small" company one whose total stock market value is less than $1.5 billion.

The Fund's focus is on well-managed companies with sustainable growth prospects whose stocks appear undervalued, either because they lack investor recognition or are temporarily out of favor.

The Fund's investment approach rests on a few basic beliefs.

Stocks that are underfollowed or under-researched by Wall Street tend to be less efficiently priced because of lack of attention by investors. Investors demand a premium for the risk of incomplete information. By doing its own research, Artisan Partners, the adviser to the Fund, expects to reduce this risk and realize the premium returns.

Through its research, the Fund analyzes a company's operating history, financial health, competitive position and prospects for growth. And through face-to-face meetings it assesses the quality of management - a critical factor in small company success.

Fund management also estimates a company's intrinsic value. It does so to determine if a prospective investment is undervalued, and if so, to what degree. This emphasis on stock valuation relative to growth prospects sets the Fund apart from pure "growth" or "value" funds. Thus, the Fund's style can be characterized as "growth at a reasonable price" or "growth/value blend."

Under ordinary circumstances, the Fund is substantially fully invested in common stocks. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

In choosing to take a temporary defensive position, the Fund would be trying to avoid losses. If, however, the choice proved to be wrong, the Fund would have a harder time achieving its goal of long-term capital growth.

The Fund may engage in active and frequent trading to achieve its principal investment strategies. A higher rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains or losses.

The Adviser makes sale determinations based on whether intrinsic value targets are met, changing circumstances affect the original reasons for a company's purchase, more attractive alternatives exist or a company's market cap exceeds $1.5 billion.

<F1> PLEASE NOTE: Artisan Small Cap Fund reopened to purchases by new investors effective April 1, 1999. The Fund intends to close again to new investors when it reaches about $300 million in total assets.

ARTISAN INTERNATIONAL FUND

GOAL, STRATEGY & PHILOSOPHY
--------------------------------------------------------------------------------
GOAL
Artisan International Fund seeks maximum long-term capital growth. This goal may be changed without the approval of shareholders.
--------------------------------------------------------------------------------
STRATEGY & PHILOSOPHY
Under normal circumstances, the Fund invests at least 65% of its total assets in stocks of foreign companies.

Through its own research process, the Fund invests in a broadly diversified portfolio of international growth stocks, concentrating on industries or investment themes that present accelerating growth prospects and companies that capitalize on that growth. The Fund's investment strategy focuses on stock selection.

The Fund's research method also looks at industry selection, theme selection and country selection. The Fund favors countries and regions with improving or rapidly expanding economies. To determine economic growth, it assesses factors such as gross domestic product growth, corporate profitability, current account and currency issues, interest rates, economic climate and social change. Having identified favorable areas, the Fund eliminates those whose stock markets appear to be overvalued.

In countries where the economic and market conditions provide attractive valuations, the Fund seeks companies that seem well positioned for strong, sustainable growth. As the first step to security selection, the Fund narrows its focus to industries or themes likely to experience meaningful growth. It focuses on well-managed companies with above-average financial characteristics, increasing earnings per share and dominant or increasing market share in strong industries. Having isolated promising companies, the Fund then limits its purchases to those whose stocks are attractively valued.

- Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners, the adviser to the Fund, may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

- Changes in security prices, currency exchange rates and other factors can affect the portfolio's value.

The Adviser makes sale determinations based on whether a company's valuation approaches its growth rate, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

ARTISAN MID CAP FUND

GOAL, STRATEGY & PHILOSOPHY
--------------------------------------------------------------------------------
GOAL
Artisan Mid Cap Fund seeks maximum long-term capital growth. This goal may be changed without the approval of shareholders.
--------------------------------------------------------------------------------
STRATEGY & PHILOSOPHY
The Fund invests primarily in the common stocks of medium-sized companies.

A medium-sized company is one whose total stock market value falls within the range of companies in the S&P 400 MidCap Index. As of October 15, 1998, this index included companies with capitalizations between approximately $260 million and $24 billion. Over time, the capitalization range of the companies in the index will change. As it does, the size of the companies in which the Fund invests will change.

- The Fund prefers to invest in companies with "franchise" characteristics. These could be a proprietary technology, dominant market share or some other form of sustainable competitive advantage.

  The Fund also favors companies with predictable streams of cash flow through real growth in demand for their products or services. Such companies are well positioned to leverage opportunities in their markets.

  If the Fund is impressed with a company's competitive position and prospects for growth, it then defines and researches key investment issues. It also estimates the company's intrinsic value, and will buy the stock only if it sells well below that estimate.

- Under ordinary circumstances, the Fund is fully invested in common stocks. At times, however, Artisan Partners, the adviser to the Fund, may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

The Adviser makes sale determinations based on whether intrinsic value targets are met, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

ARTISAN SMALL CAP VALUE FUND<F1>

GOAL, STRATEGY & PHILOSOPHY
--------------------------------------------------------------------------------
GOAL
Artisan Small Cap Value Fund seeks long-term capital growth. This goal may be changed without the approval of shareholders.
--------------------------------------------------------------------------------
STRATEGY & PHILOSOPHY
The Fund invests primarily in companies with a total stock market value of less than $1.5 billion.

- The Fund purchases a stock only at what it considers a bargain price...a price that - because of market forces - is greatly below the value of the business as determined by Artisan Partners, the adviser to the Fund.

- In looking for bargains, the Fund uses its own research process. The focus is on individual companies, rather than on trends in the economy or securities markets.

- The Fund's research may uncover companies that have one or more of the following characteristics:

  TURNAROUNDS. At times, the Fund invests in companies that have had poor results, but that Artisan Partners believes will be able to substantially improve.

  UNDISCOVERED OR UNSPONSORED STOCKS. There need not be something wrong with a company to qualify it as a bargain. Sometimes a company may simply be little known to the investing public. Small companies typically have little or no coverage by Wall Street analysts, so they often lack a following among investors and become undervalued.

  COMPANIES WITH HIDDEN ASSETS. Undervalued real estate, unrecognized business lines and other "hidden" assets may not be given enough credit by investors, thus providing investment opportunity for the Fund.

  COMPANIES IN THE PROCESS OF MAJOR CHANGE. A company's stock may not reflect positive change in the business until it shows up in financial results. The Fund tries to invest ahead of this broad recognition, which, logically, can cause the stock's price to rise.

- For the Fund to purchase a stock, a bargain price alone is not enough. To provide an additional margin of safety, the Fund looks for two other attributes:

  FINANCIAL STRENGTH. The Fund favors companies with little debt and positive cash flow.

  FAVORABLE ECONOMICS. A company with acceptable returns on capital and free cash over its business cycle is less likely to experience eroding values over the long term.

  Under ordinary circumstances, the Fund remains fully invested in equity securities. At times, however, Artisan Partners may determine that market or economic conditions warrant a temporary defensive position. During those periods, the Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective. In this case, the Fund may hold up to 100% of its assets in cash, cash equivalents, or short-term government or corporate obligations.

The Adviser makes sale determinations based on whether target value is realized, companies exhibit deteriorating margins of safety or more attractive alternatives exist.


<F1> PLEASE NOTE: Artisan Small Cap Value Fund intends to close to new investors when it reaches about $400 million in total assets.

RISKS YOU SHOULD CONSIDER

--------------------------------------------------------------------------------
RISKS APPLICABLE TO ALL FUNDS
All of the Artisan Funds invest primarily in common stocks. Over time, stocks have shown greater growth than other types of securities. In the short-term, however, stock prices may fluctuate widely in response to company, market or economic news. When you sell your shares, they may be worth more or less than you paid for them. You can lose money by investing in a Fund.

The Funds do not pursue income, and are not, alone or together, a balanced investment plan. In addition, there can be no assurance that they will achieve their investment goals.

Below are the principal investment risks of each Fund.

--------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND
- While over the long term small company stocks tend to outperform those of large companies, during some periods, stocks of small companies as an asset class have under-performed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

- Since small-caps can be more volatile and less liquid than other stocks, the Fund pays special attention to the management of risk. It seeks to limit risk by choosing companies with positive cash flows and sustainable growth prospects, and by diversifying its holdings. The Fund monitors each holding closely, evaluating new information relative to the original reasons for investing.

--------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
- Foreign stocks as an asset class may underperform U.S. stocks.

- Foreign stocks tend to be more volatile than U.S. stocks.

- Investments in foreign securities (including American Depository Receipts, or "ADRs") are subject to risks. These risks include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, and political instability.

- The Fund tries to lower the risks inherent in foreign investing through a highly selective investment strategy and broad diversification by country, industry and company.

--------------------------------------------------------------------------------
ARTISAN MID CAP FUND
- Stocks of medium-sized companies tend to be more volatile than those of large companies.

- Relative to large companies, medium-sized companies typically have analyst coverage by fewer Wall Street firms. For this reason, they are more likely to be trading at prices that reflect incomplete or inaccurate information.

- During some periods, stocks of mid-sized companies, as an asset class, have underperformed the stocks of small and large companies.

- The Fund tries to lower the risks of investing in medium-sized companies through broad diversification by industry and company, as well as continuous monitoring of each holding.

--------------------------------------------------------------------------------
ARTISAN SMALL CAP VALUE FUND
- During some periods, small company stocks as an asset class have underperformed the stocks of large companies.

- Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Small companies may have a shorter history of operations, less access to additional financing, and a less diversified product line - making them more susceptible to market pressures.

- Value stocks may fall out of favor with investors.

- Value stocks may underperform other asset types during given periods.

YEAR 2000 & EURO INFORMATION

As you may be aware, some of today's computer systems cannot process date-related information, because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 problem or Y2K).

In addition, effective January 1, 1999, several European countries will convert from their current form of currency to a single, uniform currency known as the "Euro." The Euro conversion could have potential adverse effects on the Funds' ability to value their portfolio holdings in foreign securities and could increase the costs associated with the Funds' operations.

Artisan Partners is working closely with its service providers to ensure the proper functioning of the computer systems on which the Funds depend for smooth operation.

Based on review of internal and external systems to date, Artisan Partners does not anticipate any material impact due to the Year 2000 problem or the Euro conversion on the delivery of services provided. There can be no assurances, however, that the steps taken by Artisan Partners will be sufficient to avoid any adverse impact on the Funds.


TOTAL RETURN FOR EACH CALENDAR YEAR

The bar chart and table (right) illustrate certain risks of investing in the Funds. As you can see, the bar chart shows the returns achieved year to year and the table compares the Funds' average annual total returns for the periods listed to a market index. Similar information is not available for Artisan Mid Cap Fund or Artisan Small Cap Value Fund, as those Funds have not yet completed a full calendar year of operations.

ARTISAN SMALL CAP FUND<F1>

                  1996      1997
                  ----      ----
RETURNS (%)      11.9%     22.7%

Since inception, the Fund's highest and lowest quarterly returns were 16.3% and (26.0)%, respectively, for the quarters ended June 30, 1997, and September 30, 1998.

ARTISAN INTERNATIONAL FUND<F2>

                  1996      1997
                  ----      ----
RETURNS (%)      34.4%      3.5%

Since inception, the Fund's highest and lowest quarterly returns were 20.2% and (18.8)%, respectively, for the quarters ended March 31, 1998, and September 30, 1998.

<F1> The year to date return as of September 30, 1998, was (23.3)%.
<F2> The year to date return as of September 30, 1998, was 5.9%.

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    FOR THE 12 MONTH PERIOD     FROM INCEPTION
FUND                                    ENDED 12/31/97         THROUGH 12/31/97
--------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND                       22.7%                    24.2%
--------------------------------------------------------------------------------
Lipper Small Cap Fund Index<F1>              15.0%                    19.4%
--------------------------------------------------------------------------------
Russell 2000 Index<F2>                       22.4%                    22.5%
--------------------------------------------------------------------------------
All returns reflect reinvested dividends.


--------------------------------------------------------------------------------
                                    FOR THE 12 MONTH PERIOD     FROM INCEPTION
FUND                                    ENDED 12/31/97         THROUGH 12/31/97
--------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND                    3.5%                    17.8%
--------------------------------------------------------------------------------
Lipper International Fund Index<F3>           7.2%                    10.8%
--------------------------------------------------------------------------------
Morgan Stanley's Europe, Australasia and
Far East Index (EAFE)<F4>                     1.8%                     3.9%
--------------------------------------------------------------------------------
All returns reflect reinvested dividends.

<F1> Lipper Small Cap Fund Index reflects the net asset value weighted return of the 30 largest small-cap funds.

<F2> Russell 2000 Index is an unweighted index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.
<F3> Lipper International Fund Index reflects the net asset value weighted return of the 30 largest international equity funds.

<F4> EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada.

ARTISAN FUNDS' FEES & EXPENSES

Below are the fees and expenses that you pay if you buy and hold shares in an Artisan Fund.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales charge (load) on purchases...........................................None
Exchange fee...............................................................None
Redemption fee.............................................................None

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS:
--------------------------------------------------------------------------------
EXPENSE                  SMALL CAP   INTERNATIONAL    MID CAP  SMALL CAP VALUE
--------------------------------------------------------------------------------
Management Fee             1.00%         1.00%         1.00%        1.00%
--------------------------------------------------------------------------------
12b-1 Fee                   None         None          None          None
--------------------------------------------------------------------------------
Other Expenses             0.33%         0.45%         2.64%        0.93%
--------------------------------------------------------------------------------
Total Operating Expenses   1.33%         1.45%       3.64%<F1>      1.93%
--------------------------------------------------------------------------------
<F1> The total operating expense ratio excludes fees paid by the Adviser. The
     Adviser has agreed to reimburse Artisan Mid Cap Fund to the extent that the Fund's total operating expenses exceed 2.00% of its average daily net assets.

EXAMPLE. This example is intended to help you compare the cost of investing in an Artisan Fund with that of investing in other mutual funds. The example assumes you invest $10,000 for the time periods indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

--------------------------------------------------------------------------------
TIME PERIOD              SMALL CAP   INTERNATIONAL    MID CAP  SMALL CAP VALUE
--------------------------------------------------------------------------------
1 year                    $  135        $  148        $  366       $  196
--------------------------------------------------------------------------------
3 years                  $   421        $  459        $1,114       $  606
--------------------------------------------------------------------------------
5 years                   $  729        $  792        $1,883       $1,042
--------------------------------------------------------------------------------
10 years                  $1,601        $1,735        $3,897       $2,254
--------------------------------------------------------------------------------

This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.

HOW DO I KNOW IF AN ARTISAN FUND IS RIGHT FOR ME?

These are some of the potential rewards of investing in a Fund:

--------------------------------------------------------------------------------
ARTISAN SMALL CAP FUND AND ARTISAN SMALL CAP VALUE FUND
- Small companies tend to have better growth potential than large companies, and are less likely to be broadly recognized.

- Over time, small-cap stocks have outperformed large-cap stocks.

--------------------------------------------------------------------------------
ARTISAN INTERNATIONAL FUND
- From time to time, many foreign economies have grown faster than our own (though some have not), and the returns on investments in these countries have exceeded those of similar U.S. investments.

- Foreign markets can offer opportunities that are unavailable domestically. Thus, international investing brings you greater diversification and enables you to take advantage of changes in foreign economies and equity markets.

--------------------------------------------------------------------------------
ARTISAN MID CAP FUND
- Medium-sized companies can offer attractive investment characteristics. They are typically small enough to have higher growth potential than the general U.S. economy, mature enough to have seasoned management and established, multiple product lines, and large enough to have liquid trading markets.

--------------------------------------------------------------------------------
INVESTING WITH ARTISAN MAY BE SUITABLE FOR YOU IF:
- You want to invest for maximum long-term growth, rather than income.

- You are a patient investor, and able to maintain your investment over a relatively long period of time.

- You understand the specific risks of investing in a particular market segment
  - small-caps, mid-caps, value-based stocks or foreign stocks.

ARTISAN FUNDS' FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statement, is included in the annual report, which is available on request. For each year shown, all information is for the fiscal year ended June 30.

---------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
---------------------------------------------------------------------------------------------------------------------------
                                                      Year                Year                Year               Period
                                                     Ended               Ended               Ended               Ended
For a share outstanding throughout each period      6/30/98             6/30/97             6/30/96            6/30/95<F1>
                                                    --------            --------            --------            --------
Net asset value, beginning of period                  $15.11              $14.67              $11.52              $10.00
Income from investment operations:
   Net investment loss                                (0.10)              (0.04)              (0.07)              (0.01)
   Net realized and unrealized gains on securities      2.23                1.55                3.32                1.53
                                                    --------            --------            --------            --------
TOTAL FROM INVESTMENT OPERATIONS                        2.13                1.51                3.25                1.52
                                                    --------            --------            --------            --------
Distributions paid to shareholders:
   Net realized gains on investment transactions      (2.58)              (1.07)              (0.10)                   -
                                                    --------            --------            --------            --------
NET ASSET VALUE, END OF PERIOD                        $14.66              $15.11              $14.67              $11.52
                                                    ========            ========            ========            ========
Total return                                           14.7%               11.3%               28.3%           15.2%<F2>

Ratios/supplemental data:
   Net assets, end of period (millions)               $304.1              $267.8              $400.0              $99.3
   Ratio of expenses to average net assets             1.33%               1.41%               1.52%           2.00%<F3>
   Ratio of net investment income to
      average net assets                             (0.74)%             (0.73)%             (0.75)%         (0.59)%<F3>
   Portfolio turnover rate                           134.67%              87.18%             105.19%           9.28%<F2>


<F1> For the period from commencement of operations (March 28, 1995) through
     June 30, 1995.
<F2> Not annualized.
<F3> Annualized.


---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL FUND
---------------------------------------------------------------------------------------------------------------------------
                                                   Year Ended          Year Ended         Period Ended
                                                    6/30/98             6/30/97             6/30/96
                                                 International       International       International
For a share outstanding throughout each period       Shares              Shares            Shares<F1>
                                                    --------            --------            --------
Net asset value, beginning of period                  $14.48              $12.08              $10.00
Income from investment operations:
   Net investment income                            0.06<F2>                0.07                0.04
   Net realized and unrealized gains on securities
    and foreign currency transactions                   3.04                2.44                2.04
                                                    --------            --------            --------
TOTAL FROM INVESTMENT OPERATIONS                        3.10                2.51                2.08
                                                    --------            --------            --------

Distributions paid to shareholders:
   Net investment income                              (0.20)              (0.02)                   -
   Net realized gains on investment transactions      (1.13)              (0.09)                   -
                                                    --------            --------            --------
Total distributions paid to shareholders              (1.33)              (0.11)                   -
                                                    --------            --------            --------
NET ASSET VALUE, END OF PERIOD                        $16.25              $14.48              $12.08
                                                    ========            ========            ========
Total return                                           24.1%               20.9%           20.8%<F3>

Ratios/supplemental data:
   Net assets, end of period (millions)           $414.5<F5>              $449.2             $  71.5
   Ratio of expenses to average net assets             1.45%               1.61%           2.50%<F4>
   Ratio of net investment income to average
   net assets                                          0.37%               1.07%           1.60%<F4>
   Portfolio turnover rate                           109.42%             103.66%          57.00%<F3>


<F1> For the period from commencement of operations (December 28, 1995) through
     June 30, 1996.
<F2> Computed based on average shares outstanding.
<F3> Not annualized.
<F4> Annualized.
<F5> Does not include assets represented by Institutional Shares, which were first offered for sale on July 1, 1997.

------------------------------------------------------------------------------
MID CAP FUND
------------------------------------------------------------------------------
                                                      Year          Period
                                                      Ended          Ended
For a share outstanding throughout each period       6/30/98      6/30/97<F1>
                                                    --------       --------
Net asset value, beginning of period                  $10.00         $10.00
Income from investment operations:
  Net investment loss                                 (0.08)              -
  Net realized and unrealized gains on securities       4.56              -
                                                    --------       --------
TOTAL FROM INVESTMENT OPERATIONS                        4.48              -
                                                    --------       --------
Distributions paid to shareholders:
  Net realized gains on investment transactions       (0.79)              -
                                                    --------       --------
NET ASSET VALUE, END OF PERIOD                        $13.69         $10.00
                                                    ========       ========
Total return                                           46.1%       0.0%<F2>

Ratios/supplemental data:
  Net assets, end of period (millions)                 $12.8           $1.8
  Ratio of expenses to average net assets          2.00%<F4>      0.00%<F3>
  Ratio of net investment loss to average
    net assets                                   (0.77)%<F4>      0.00%<F3>
  Portfolio turnover rate                            235.65%      0.00%<F2>

<F1> For the period from commencement of operations (June 27, 1997) through June
     30, 1997.
<F2> Not annualized.
<F3> Annualized.
<F4> Includes fees waived by the Adviser. Absent fees waived by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 3.64% and (2.41%), respectively.

------------------------------------------------------------------------------
SMALL CAP VALUE FUND
------------------------------------------------------------------------------
                                                                    Period
                                                                     Ended
                                                                   June 30,
For a share outstanding throughout each period                     1998<F1>
                                                                   --------
Net asset value, beginning of period                                 $10.00
Income from investment operations:
  Net investment loss                                                (0.03)
  Net realized and unrealized gains on securities                      1.40
                                                                   --------
TOTAL FROM INVESTMENT OPERATIONS                                       1.37
                                                                   --------
NET ASSET VALUE, END OF PERIOD                                       $11.37
                                                                   ========
Total return                                                      13.7%<F2>
Ratios/supplemental data:
  Net assets, end of period (millions)                                $47.2
  Ratio of expenses to average net assets                         1.93%<F3>
  Ratio of net investment loss to average
  net assets                                                    (0.50)%<F3>
  Portfolio turnover rate                                        52.58%<F2>

<F1> For the period from commencement of operations (September 29, 1997) through
     June 30, 1998.
<F2> Not annualized.
<F3> Annualized.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

ORGANIZATION. Each Artisan Fund is a series of Artisan Funds, Inc. Artisan International Fund is divided into two share classes.

MANAGEMENT. Each Artisan Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund's investments and handles its business affairs under the direction of the board of directors. Artisan Partners was organized in 1994 and, as of October 15, 1998, manages approximately $1.0 billion for Artisan Funds and institutional clients. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation. The address is: Artisan Partners, 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202-3197.


ARTISAN SMALL CAP FUND

CARLENE MURPHY ZIEGLER, portfolio co-manager, is a Managing Director of Artisan Partners and Director and President of Artisan Funds. Prior to founding Artisan Partners in 1994, she was portfolio co-manager of Strong Common Stock Fund and Strong Opportunity Fund.

Ms. Ziegler holds BA and MA degrees from the University of Illinois and an MBA from the University of Chicago Graduate School of Business. She is a Chartered Financial Analyst and member of the Barron's Roundtable.

MARINA T. CARLSON has been named portfolio co-manager of Artisan Small Cap Fund effective April 1, 1999. Prior to joining Artisan Partners, she was employed by Strong Capital Management, Inc., where she served as manager of Strong Mid Cap Disciplined Fund (from its inception in December 1998 through March 1999) and co-manager of Strong Opportunity Fund and Strong Common Stock Fund (from 1993 through December 30, 1998).

Ms. Carlson holds a BBA in Finance from Drake University and an MBA in Finance from DePaul University. She is a Chartered Financial Analyst.

Millie Adams Hurwitz, portfolio co-manager of Artisan Small Cap Fund, has retired effective April 1, 1999.


ARTISAN INTERNATIONAL FUND

MARK L. YOCKEY, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1995. From 1990-1995, Mr. Yockey was portfolio manager of United International Growth Fund and a Vice President of Waddell & Reed, Inc. Prior to assuming fund management responsibilities, he served as an equity analyst with Waddell & Reed.

Mr. Yockey holds BA and MBA degrees from Michigan State University and is a Chartered Financial Analyst.


ARTISAN MID CAP FUND

ANDREW C. STEPHENS, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. He joined Artisan Partners in 1997. From 1993-1997, Mr. Stephens was portfolio co-manager of the Strong Asset Allocation Fund. From 1994-1996, he served as senior research analyst for the Strong Common Stock Fund and Strong Opportunity Fund.

Mr. Stephens holds a BS degree in Economics from the University of Wisconsin - Madison.


ARTISAN SMALL CAP VALUE FUND

SCOTT C. SATTERWHITE, portfolio manager, is a Partner of Artisan Partners and a Vice President of Artisan Funds. Prior to joining Artisan Partners in 1997, Mr. Satterwhite was Senior Vice President and portfolio manager at Wachovia Corporation. From 1993-1997, Mr. Satterwhite was portfolio manager of the Biltmore Special Values Fund in addition to being a personal trust portfolio manager and manager of the Georgia Personal Trust Portfolio Group.
Mr. Satterwhite earned his BA degree from the University of the South and MBA from Tulane University. He is a Chartered Financial Analyst.


MANAGEMENT FEES
Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The fee is determined as a percentage of average daily net assets. For the fiscal year ended June 30, 1998, the management fees paid by the Funds were:

Artisan Small Cap Fund................................................. 1.00%

Artisan International Fund............................................. 1.00%

Artisan Mid Cap Fund................................................... 1.00%

Artisan Small Cap Value Fund was in operation for only part of the year. Like all Artisan Funds, it pays a management fee at the annual rate of 1.00% on the first $500 million of average daily net assets, declining to 0.975% on the next $250 million, 0.950% on the next $250 million, and 0.925% on average daily net assets in excess of $1 billion.


INVESTING WITH ARTISAN FUNDS

Each Artisan Fund is 100% no-load. The Fund pays its own operating expenses, including the investment management fee. You pay no commisions, no 12b-1 fees, and no hidden charges or expenses. Your entire Artisan investment works for you.

MINIMUM INVESTMENTS

To open an account.................................................$1,000<F1>

To add to an account......................................................$50

Minimum balance required.................................................$500

<F1> THE FUND WILL WAIVE THE INITIAL MINIMUM OF $1,000 IF YOU INVEST THROUGH THE
     AUTOMATIC INVESTMENT PLAN, EXPLAINED LATER ON PAGE 25.

HOW TO BUY SHARES

------------------------------------------------------------------------------
MAIL
TO OPEN AN ACCOUNT:
Complete and sign the new account application. Mail it to the address on the application, along with your check or money order for $1,000 or more. Make you check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Third-party checks will not be accepted.

TO ADD TO AN ACCOUNT:
Put your account number on a check or money order for $50 or more. Make your check or money order payable to "Artisan Funds" or to the name of the fund in which you are investing. Mail it, along with the form at the bottom of your account statement, to the address on your account statement. Third-party checks will not be accepted.

FOR OVERNIGHT DELIVERY:
  Artisan Funds
  c/o Boston Financial
  66 Brooks Drive
  Braintree, MA  02184

------------------------------------------------------------------------------
TELEPHONE 1-800-344-1770
TO OPEN AN ACCOUNT:
You may open a new account by telephone only by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds.

You may establish the telephone transaction option by electing it on your new account application. If you did not do so, please request and complete the shareholder options form.

TO ADD TO AN ACCOUNT:
The telephone transaction option enables you to add from $50 to $25,000 to your account by telephone. It also lets you exchange among Artisan Funds by telephone.

You may elect the telephone transaction option on your applications or - at a later date - by completing the shareholder options form.


------------------------------------------------------------------------------
WIRE
TO OPEN AN ACCOUNT:
Please call 1-800-344-1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:
Please call 1-800-344-1770 for instructions on adding to an account by wire.

AUTOMATIC INVESTMENT PLAN (AIP)
This service is a convenient way to make regular, systematic investments into your Artisan Fund. Once a month, you purchase shares by transferring money from your designated checking or savings account directly into your Artisan Fund. Simply decide how much you want to invest (the monthly minimum is $50) and the day (between the 3rd and the 28th) that you want the transfer to take place.

The rest is automatic. There are no telephone calls to make, no monthly forms to complete, no trips to the post office. And you're not locked in. If you wish to discontinue the AIP, just notify us in writing.

TO OPEN AN ACCOUNT:
Complete and sign the Automatic Investment Plan section of the account application.

If you choose the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

TO ADD TO AN ACCOUNT:
To add this convenient feature to your Artisan Fund account, please call 1-800-344-1770 for a shareholder options form.

HOW TO SELL SHARES

You may request to take money out of your account at any time by selling some or all of your shares. You will receive the share price calculated after your order is received by the Fund or its authorized agent.

Some redemptions require SIGNATURE GUARANTEES. See page 35.

The following procedures apply ONLY TO NON-IRA ACCOUNTS. To sell shares in an IRA, you must send us both a letter of instruction as described below and an IRA distribution form. You may request the form by calling 1-800-344-1770.

------------------------------------------------------------------------------
MAIL
INDIVIDUAL, JOINT OWNERS, SOLE PROPRIETORSHIPS, UGMA AND UTMA
Mail a letter of instruction including: the Fund's name; your account number; each owner's name and address; the dollar amount or number of shares to be sold; and the signature of each owner as it appears on the account.

TRUST
All Trustees must sign the letter of instruction.

  FOR REGULAR MAIL DELIVERY:       FOR OVERNIGHT DELIVERY:

  Artisan Funds                    Artisan Funds
  P.O. Box 8412                    c/o Boston Financial
  Boston, MA  02266-8412           66 Brooks Drive
                                   Braintree, MA  02184

ALL OTHERS
Call 1-800-344-1770 for instructions.

------------------------------------------------------------------------------
TELEPHONE 1-800-344-1770
Available to all account types except IRAs

With the telephone redemption option, you can sell from $500 to $25,000 worth of shares per day by telephone. You automatically have this option unless you declined it on your account application. If you did decline and would like to add it, call 1-800-344-1770.

------------------------------------------------------------------------------
WIRE
Available to all account types except IRAs

We will transmit payment by wire to a pre-authorized bank account. Usually, the funds will arrive at your bank the next business day. This option is available to you if you enclosed a voided check with your account application or have subsequently completed a shareholder options form to have this featured added to your Artisan Funds account. The fee for this service is currently $5.00 per wire transaction.

SYSTEMATIC WITHDRAWALS

Available to all account types except IRAs

This service lets you withdraw a set amount from your account at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Fund Account. You must withdraw at least $50 per transaction. If you'd like to add this option, please call us at 1-800-344-1770.

WHAT TYPE OF ACCOUNT WOULD YOU LIKE?

------------------------------------------------------------------------------
RETIREMENT ACCOUNTS REQUIRE A SPECIAL APPLICATION.
Please call us at 1-800-344-1770 to request one.

------------------------------------------------------------------------------
INDIVIDUAL OR JOINT OWNERSHIP
These are intended for your general investment needs. Individual accounts are owned by one person. Joint accounts can have two or more owners.

------------------------------------------------------------------------------
GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
These custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he/she reaches the age of majority. Your application should include the minor's social security number.

------------------------------------------------------------------------------
TRUST FOR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
The trust or plan must be established before you can open an account. Please include the date of the trust or plan on the application.

------------------------------------------------------------------------------
BUSINESS OR ORGANIZATION
This account is for a group such as a corporation, association, partnership or similar institution. Along with your application, please enclose a certified corporate resolution that indicates which officers are authorized to act.

------------------------------------------------------------------------------
RETIREMENT
A retirement account enables you to defer taxes on investment income and capital gains. Your contributions may be tax-deductible. Call us for a special application.

- Individual Retirement Account (IRA). You may invest up to $2,000 per tax year in an IRA if you are of legal age, under 701/2 and have "earned"

  (non-investment) income. If your spouse has less than $2,000 in earned income, he or she may still contribute up to $2,000 in an IRA, so long as your combined earned income is at least $4,000.

- ROTH IRA. Compared to the traditional IRA, above, this new version has different eligibility requirements and tax treatment. If you're a single taxpayer with adjusted gross income up to $95,000, you may contribute up to $2,000 per year - or up to $4,000 per year if you're married with adjusted gross income up to $150,000 per year. Your contributions to a Roth IRA are not tax-deductible. But your withdrawals are not taxable if you've held your IRA for at least five years and are at least 59 1/2, disabled, or use the proceeds (up to $10,000) to purchase a first home. The amount you can contribute to a Roth IRA in any year is reduced by the amount you contribute to a traditional IRA, and vice-versa.

For more information about the tax advantages and consequences of these various IRAs, please consult your tax adviser.

- ROLLOVER IRA. This plan offers you special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA). If you have a small business or self-employment income, this plan lets you make annual tax-deductible contributions of up to 15% of the first $160,000 of compensation for you and any eligible employees.

- OTHER RETIREMENT PLANS. You may also use an Artisan Fund for Keogh, profit sharing and money purchase plans, 403(b) plans and 401(k) plans. The plan trustee must establish the appropriate account; Artisan Funds does not offer prototype plans.

The above is just a summary of the types of retirement accounts available. When we send your retirement-account application, we will include an IRA Disclosure Statement. It contains more detailed information about the requirements for specific retirement accounts, including a summary of the custodian fees which you may incur for account set-up and maintenance.

SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS

As an Artisan Fund investor, you will receive:

- Confirmation statements - after every transaction in your account or change in your account registration.

- Quarterly account statements.

- Annual and semi-annual reports with financial statements.

- Year-end tax statements.

We suggest you keep each quarterly and year-end account statement with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 1-800-344-1770. Copies of this year's or last year's statements are free of charge; for earlier years, there is a $10 processing fee.

SHARE PRICE

Each Artisan Fund is open for business every day the New York Stock Exchange ("NYSE") is open. Shares will not be priced on days when the NYSE is closed. Each Artisan Fund buys and sells its shares each day, at the net asset value per share.

A Fund's NET ASSET VALUE PER SHARE is the value of a single share. It is computed by totaling the Fund's investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The net asset value is computed daily at the NYSE closing time - usually 3:00 p.m. Central Time, but sometimes earlier.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. If quotations are not readily available, they are valued by a method that the board of directors believes reflects a fair value.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities - traded primarily on foreign exchanges - a Fund's share price may change on days when the Fund is not open for purchase or sale.

PURCHASES

- Your purchases must be in U.S. dollars, and your checks must be drawn on U.S. banks.

- The Funds do not accept cash, credit cards or third-party checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- The price you pay for shares is the net asset value per share next calculated after your investment is received. An order is considered received when the Fund or its authorized agent receives and accepts an application or appropriate instruction along with the intended investment if applicable.

- A Fund may reject any purchase order it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund, or an order from someone ineligible to invest.

- A holiday, weekend or other interruption can affect the normal processing of an investment. Thus, in the Automatic Investment Plan (AIP), your monthly investment may be transferred from your bank to your Fund account either earlier or later than the date you selected. Artisan Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will also be liable for any resulting losses or fees a Fund or its transfer agent incurs.

- A Fund may immediately terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution.

MINIMUM BALANCES

It is very expensive for a Fund to maintain small accounts, and that cost is borne by all the Fund's investors. For this reason, each Fund reserves the right to close your account if its value falls below $500. However, before closing a small account, the Fund would notify you and give you at least 30 days to bring your account's value up to the minimum.

If you discontinue an Automatic Investment Plan before your account reaches $1,000, that account may also be closed.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

AUTHORIZED AGENTS

The Fund may authorize certain financial services companies, broker-dealers or other authorized agents to accept share purchase and redemption orders on the Fund's behalf. If you buy shares through an authorized agent, you will pay the Fund's net asset value per share plus any transaction charge imposed by the agent.

It is possible that an authorized agent may not charge you a direct transaction fee. It may, however, charge a fee for accounting and shareholder services that it provides to the Fund on your behalf. This fee may be a percentage - currently up to 0.35% - of the annual average value of accounts for which the authorized agent provides services. The Fund's portion of this fee does not exceed what it would normally pay if your shares were registered directly with its own transfer agent. Artisan Partners pays the balance of the fee.

REDEMPTIONS

- Normally, redemption proceeds will be mailed to you within seven days after receipt of your redemption request.

- If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment. This confirmation process can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment in one of three ways: (i) by mail; (ii) by Electronic Funds Transfer (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer, the cost of which (currently $5.00) will be deducted from the payment. Your bank also may impose a fee for the incoming wire or incoming EFT. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or payment dates postponed on days when, other than weekends or holidays, the NYSE is closed, its trading is restricted or as permitted by the SEC.

- If you place a redemption order through an authorized agent, your redemption proceeds will reflect the net asset value per share next computed after the agent's receipt of your order, less any redemption fees imposed by the agent.

If a Fund sends you a check - for a redemption, systematic withdrawal payment or cash distribution - that is returned "undeliverable" or remains uncashed for six months, Artisan Partners will cancel the check and reinvest the proceeds in your Fund at the net asset value per share on the date of cancellation. And, if applicable, Artisan Partners will (a) cancel your systematic withdrawal payments, honoring withdrawals only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment.

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

SIGNATURE GUARANTEES

To protect you and your Fund from fraud, the following redemption requests and account changes must be submitted in writing and include a signature guarantee:

- If you wish to redeem more than $25,000 worth of shares.

- If you add/change your name or add/remove an owner on your account.

- If you add/change the beneficiary on your account.

- If you ask that a check be mailed to an address other than the one on your account.

- If you ask that a check be made payable to someone other than the account owner.

- If you wish to add the telephone redemption option to your existing account.

- If you wish to transfer the ownership of your account.

- If you have changed the address on your account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker-dealer, securities exchange or association, clearing agency, savings association or credit union if authorized under state law. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

EACH OWNER'S SIGNATURE MUST BE GUARANTEED SEPARATELY. FOR EXAMPLE, A JOINT ACCOUNT WITH TWO OWNERS WOULD REQUIRE TWO SIGNATURE GUARANTEES.

ACCOUNT REGISTRATION

If you wish to change the address on your account, call us at 1-800-344-1770. Your Fund will send a written confirmation of the change to both your old and new addresses.

We prefer that a change of address request be submitted in writing with a signature guarantee. If you make your request by phone, we will not honor a telephone redemption for the following 60 days. During that period, we will require written requests with signature guarantees.

TELEPHONE TRANSACTIONS

You may perform many transactions - including exchanges, purchases and redemptions - by telephone.

You may place telephone trades only between 7:00 a.m. and 3:00 p.m. Central Time on days when the NYSE is open for business.

To prevent unauthorized transactions in your account, your Fund will take precautions designed to verify the identity of every caller. It may record a call, request more information and send written confirmation of telephone transactions. If the Fund fails to follow reasonable precautions, it may be considered responsible for resulting losses.

You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

TELEPHONE EXCHANGE PLAN

This plan permits you to transfer investments among the Artisan Funds. Each exchange between accounts must be at least $1,000. The price of shares exchanged is determined at the end of that day's trading session.

Please note: An exchange is a sale and may have tax consequences for you.

TELEPHONE EXCHANGE PLAN RESTRICTIONS:

- If you wish to exchange between Funds, be sure both accounts are registered in the same name, with the same address and taxpayer identification number.

- You may open a Fund account by telephone exchange from another Artisan Fund account only if you previously chose the telephone transaction option for the Fund from which you want to make the exchange.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Excessive trading can hurt both performance and shareholders. Thus, if you make excessive use of the telephone exchange plan, Artisan Funds may terminate your access to the plan or limit the number of transfers you can make in a calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time. If Artisan Funds find it necessary to do either, it will try to notify you in advance.

DIVIDENDS, CAPITAL GAINS & TAXES

As a shareholder in an Artisan Fund, you are entitled to your share of its net income and any gains realized on its investments. Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. If you later want to change, you may either submit a written request or call us at 1-800-344-1770.

Each Fund offers three options:

REINVESTMENT OPTION. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

INCOME-ONLY OPTION. We will automatically reinvest your capital gain distributions, but send you a check for dividends.

CASH OPTION. We will send you a check for all distributions.

In IRA accounts, all distributions are automatically reinvested. Otherwise, they could be subject to income tax and penalties. After you are 591/2, you may request payment of distributions in cash, although these too might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date.

TAXES

As you should with any investment, consider how the return on your investment in a Fund will be taxed. If your investment is a tax-deferred account - an IRA, for example - the following tax discussion does not apply.

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January are taxable as if you received them on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. The tax rate of a capital gain depends on the length of time that the Fund held the asset it sold.
Given their objectives and strategies, each of the Artisan Funds will chiefly produce capital gains distributions, as opposed to current income. Every January, each of your Funds will send you and the IRS a statement - called Form 1099 - showing the amount of every taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares, you will experience a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January that reports, among other things, your average cost basis of the shares you sold. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in verifying the amount of your capital gains or losses.

To invest, you must be a U.S. resident with a Social Security or taxpayer identification number. When you sign your account application, you must certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with this procedure, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

For more detail on an Artisan Fund, you may request its Statement of Additional Information, which is incorporated herein by reference.
You can find more information about a Fund's investments in its annual and semi-annual reports to shareholders. These documents discuss the market conditions and investment strategies that significantly affected the Fund's performance in its most recent fiscal year.

For a free copy of any of these documents, call 1-800-344-1770. Also call this number if you have a question or would like to receive other information about an Artisan Fund.

Information about the Funds, including the Statement of Additional Information, is available to you through the Securities and Exchange Commission. You can review and copy Fund documents at the Commission's Public Reference Room, 450 5th St., N.W., Washington, D.C. 20549-6009. The telephone number there is 1-800-SEC-0330.

You may also request Fund documents by accessing the Commission's website at: http://www.sec.gov.

And you may obtain copies for a fee by writing to: Securities and Exchange Commission, Public Reference Section, 450 5th St., N.W., Washington, D.C. 20549-6009.

811-8932

                              (LOGO) ARTISAN FUNDS

                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART

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